INCOME TAXES	12 Months Ended
Dec. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Income Taxes

NOTE 6. INCOME TAXES

Reconciliation of net U.S. statutory federal income tax rates to the effective income tax rates is as follows:

RECONCILIATION OF FEDERAL INCOME TAX RATES TO EFFECTIVE INCOME TAX RATES

	Years ended December 31,
	2014	2013	2012
Sempra Energy Consolidated:
U.S. federal statutory income tax rate	35%	35%	35%
Utility depreciation	5	4	6
U.S. tax on repatriation of foreign earnings	2	―	―
Income tax restructuring related to IEnova stock offerings	―	4	―
State income taxes, net of federal income tax benefit	―	1	(1)
Utility repairs expenditures	(5)	(5)	(8)
Tax credits	(4)	(3)	(7)
Self-developed software expenditures	(3)	(3)	(5)
Non-U.S. earnings taxed at lower statutory income tax rates	(2)	(3)	(4)
Allowance for equity funds used during construction	(2)	(1)	(4)
Foreign exchange and inflation effects	(2)	―	1
Adjustments to prior years’ income tax items	(1)	(3)	(1)
International tax reform	(1)	1	―
Life insurance contracts	―	―	(7)
Other, net	(2)	(1)	1
Effective income tax rate	20%	26%	6%
SDG&E:
U.S. federal statutory income tax rate	35%	35%	35%
State income taxes, net of federal income tax benefit	5	3	4
Depreciation	4	5	4
SONGS tax regulatory asset write-off	2	―	―
Utility repairs expenditures	(4)	(4)	(4)
Self-developed software expenditures	(3)	(3)	(3)
Allowance for equity funds used during construction	(2)	(2)	(4)
Adjustments to prior years’ income tax items	(2)	(1)	(3)
Variable interest entity	(1)	(1)	(1)
Other, net	―	(1)	(1)
Effective income tax rate	34%	31%	27%
SoCalGas:
U.S. federal statutory income tax rate	35%	35%	35%
Depreciation	8	6	7
State income taxes, net of federal income tax benefit	4	4	3
Utility repairs expenditures	(9)	(9)	(12)
Self-developed software expenditures	(5)	(6)	(9)
Adjustments to prior years’ income tax items	(2)	(5)	―
Allowance for equity funds used during construction	(2)	(1)	(2)
Other, net	―	―	(1)
Effective income tax rate	29%	24%	21%

In 2014, 2013 and 2012, non-U.S. earnings taxed at lower statutory income tax rates than the U.S. are primarily related to operations in Mexico, Chile and Peru.

In 2014, our effective income tax rate was affected by a $25 million tax benefit due to the release of a Louisiana valuation allowance against a deferred tax asset associated with Cameron LNG developments. This benefit is included in “State Income Taxes, Net of Federal Income Tax Benefit” in the table above.

In addition, the effective income tax rates for Sempra Energy Consolidated and SDG&E were impacted in 2014 by a $17 million charge to reduce certain tax regulatory assets attributed to SDG&E’s investment in SONGS pursuant to a settlement agreement to resolve the CPUC’s Order Instituting Investigation (OII) into the SONGS outage that we discuss in Note 13.

Foreign exchange and inflation effects for Sempra Energy Consolidated in 2014 are primarily due to significant devaluation of the Mexican peso against the U.S. dollar in 2014.

In 2013, our effective income tax rate was affected by $63 million of income tax expense recorded in the first quarter of 2013 resulting from a corporate reorganization in connection with the IEnova stock offerings.

Utility repairs expenditures significantly affecting the effective income tax rates for Sempra Energy Consolidated, SDG&E and SoCalGas in 2014, 2013 and 2012 are due to a change in 2012 in the income tax treatment of certain repairs that are capitalized for financial statement purposes. The change in income tax treatment of certain repairs for electric transmission and distribution assets, which applied to SDG&E, was made pursuant to an Internal Revenue Service (IRS) Revenue Procedure providing a safe harbor for deducting certain repairs expenditures from taxable income when incurred for tax years beginning on or after January 1, 2011. The change in income tax treatment of certain repairs expenditures for gas plant assets, which applied to SoCalGas, was made pursuant to an IRS Revenue Procedure, which allows, under an Internal Revenue Code section, such expenditures to be deducted from taxable income when incurred.

Life insurance contracts significantly affected the effective tax rate for Sempra Energy Consolidated in 2012 primarily due to our decision in the second quarter of 2012 to hold life insurance contracts kept in support of certain benefit plans to term. Previously, we took the position that we might cash in or sell these contracts before maturity, which required that we record deferred income taxes on unrealized gains on investments held within the insurance contracts.

In September 2013, the IRS and U.S. Department of the Treasury released final tangible property regulations on the capitalization and expensing rules applicable to expenditures for the acquisition and production of tangible property. Companies were required to conform their tax accounting methods and elect any safe harbors under the final regulations no later than the tax year beginning on January 1, 2014. Additionally, if a change in the company’s tax accounting methods was required to conform to the final regulations, the company was also required to adjust its deferred tax balances at December 31, 2013 for any tax adjustments required to bring all prior periods into compliance with the final regulations. We evaluated our tax accounting methods and deferred tax balances based on the guidance contained in the final tangible property regulations and determined that we are following the guidance in all material respects. Any adjustments to deferred taxes resulting from changes to comply with the final tangible property regulations would have a de minimis impact on the financial statements. Accordingly, we did not make any adjustment to our deferred tax balances at December 31, 2014 or December 31, 2013 based on the issuance of the final tangible property regulations.

For SDG&E and SoCalGas, the CPUC requires flow-through rate-making treatment for the current income tax benefit or expense arising from certain property-related and other temporary differences between the treatment for financial reporting and income tax, which will reverse over time. Under the regulatory accounting treatment required for these flow-through temporary differences, deferred income tax assets and liabilities are not recorded to deferred income tax expense, but rather to a regulatory asset or liability, which results in impacting the current effective income tax rate. As a result, changes in the relative size of these items compared to pretax income, from period to period, can cause variations in the effective income tax rate. The following items are subject to flow-through treatment:

  repairs expenditures related to a certain portion of utility plant fixed assets the equity portion of AFUDC
  a portion of the cost of removal of utility plant assets
  self-developed software expenditures
  depreciation on a certain portion of utility plant assets

The AFUDC related to equity recorded for regulated construction projects at Sempra Mexico and Sempra Natural Gas has similar flow-through treatment.

We use the deferral method for investment tax credits (ITC). For certain solar and wind generating assets placed into service during 2012, we elected to seek cash grants rather than ITC for which the projects also qualify. Accordingly, cash grant accounting was applied. Grant accounting for cash grants is very similar to the deferral method of accounting for ITC, the primary difference being the recording of a cash grant receivable instead of an income tax receivable.

Under the deferral method of accounting for ITC and under grant accounting for cash grants, we record a deferred income tax benefit, on day one, which is reflected in income tax expense by recording a deferred income tax asset during the year the renewable energy assets are placed in service. This deferred income tax asset results from the day-one difference in the income tax basis and financial statement basis of the renewable energy assets, referred to as the day-one basis difference. The financial statement basis of the assets is reduced by 100 percent of the ITC or grant expected; U.S. federal income tax basis is reduced by only 50 percent for both ITC and grants; and state income tax basis is reduced by 50 percent for grants and not at all for ITC.

Conversion of ITC to cash is generally dependent on reducing income tax payments and thus the existence of a U.S. federal net operating loss (NOL) carryforward can result in delaying this conversion.

The geographic components of Income Before Income Taxes and Equity Earnings of Certain Unconsolidated Subsidiaries at Sempra Energy are as follows:

	Years ended December 31,
(Dollars in millions)	2014	2013	2012
U.S.	$1,014	$941	$442
Non-U.S.	510	489	501
Total	$1,524	$1,430	$943

The components of income tax expense are as follows:

INCOME TAX EXPENSE (BENEFIT)
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
Sempra Energy Consolidated:
Current:
U.S. Federal	$(10)	$(70)	$(36)
U.S. State	(7)	(5)	(6)
Non-U.S.	171	107	144
Total	154	32	102
Deferred:
U.S. Federal	237	275	(63)
U.S. State	4	15	3
Non-U.S.	(91)	48	20
Total	150	338	(40)
Deferred investment tax credits	(4)	(4)	(3)
Total income tax expense	$300	$366	$59
SDG&E:
Current:
U.S. Federal	$(5)	$9	$(109)
U.S. State	52	11	14
Total	47	20	(95)
Deferred:
U.S. Federal	220	149	255
U.S. State	5	24	30
Total	225	173	285
Deferred investment tax credits	(2)	(2)	―
Total income tax expense	$270	$191	$190
SoCalGas:
Current:
U.S. Federal	$2	$4	$(73)
U.S. State	7	(5)	24
Total	9	(1)	(49)
Deferred:
U.S. Federal	117	103	136
U.S. State	15	16	(6)
Total	132	119	130
Deferred investment tax credits	(2)	(2)	(2)
Total income tax expense	$139	$116	$79

We show the components of deferred income taxes at December 31 for Sempra Energy Consolidated, SDG&E and SoCalGas in the tables below:

DEFERRED INCOME TAXES FOR SEMPRA ENERGY CONSOLIDATED
(Dollars in millions)
	December 31,
	2014	2013
Deferred income tax liabilities:
Differences in financial and tax bases of depreciable and amortizable assets	$4,074	$3,951
Regulatory balancing accounts	915	663
Property taxes	57	50
Differences in financial and tax bases of partnership interests(1)	650	256
Other deferred income tax liabilities	53	95
Total deferred income tax liabilities	5,749	5,015
Deferred income tax assets:
Tax credits	276	105
Equity losses	40	16
Net operating losses	1,908	2,023
Compensation-related items	244	128
Postretirement benefits	433	264
Other deferred income tax assets	97	22
State income taxes	19	30
Litigation and other accruals not yet deductible	73	20
Deferred income tax assets before valuation allowances	3,090	2,608
Less: valuation allowances	39	96
Total deferred income tax assets	3,051	2,512
Net deferred income tax liability(2)	$2,698	$2,503
(1)	Amounts primarily represent differences in financial and tax bases of depreciable and amortizable assets within our partnerships.
(2)	Our policy is to show deferred income taxes of VIEs on a net basis, including valuation allowances. See table “Amounts Associated with Otay Mesa VIE” in Note 1 for further information.

DEFERRED INCOME TAXES FOR SDG&E AND SOCALGAS
(Dollars in millions)
	SDG&E		SoCalGas
	December 31,		December 31,
	2014	2013	2014	2013
Deferred income tax liabilities:
Differences in financial and tax bases of
utility plant and other assets	$2,181	$2,040	$1,194	$1,045
Regulatory balancing accounts	441	411	481	265
Property taxes	39	36	18	16
Other	5	28	10	6
Total deferred income tax liabilities	2,666	2,515	1,703	1,332
Deferred income tax assets:
Net operating losses	297	440	64	65
Postretirement benefits	85	57	261	126
Compensation-related items	8	13	40	38
State income taxes	27	22	11	10
Litigation and other accruals not yet deductible	39	45	23	27
Other	36	20	39	28
Total deferred income tax assets	492	597	438	294
Net deferred income tax liability(1)	$2,174	$1,918	$1,265	$1,038
(1)	Our policy is to show deferred income taxes of VIEs on a net basis, including valuation allowances. See table “Amounts Associated with Otay Mesa VIE” in Note 1 for further information.

The net deferred income tax liabilities are recorded on the Consolidated Balance Sheets at December 31 as follows:

NET DEFERRED INCOME TAX LIABILITY
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2014	2013	2014	2013	2014	2013
Current (asset) liability	$(305)	$(301)	$53	$(103)	$53	$45
Noncurrent liability	3,003	2,804	2,121	2,021	1,212	993
Total	$2,698	$2,503	$2,174	$1,918	$1,265	$1,038

At December 31, 2014, Sempra Energy has recorded a valuation allowance against a portion of its total deferred income tax assets, as shown above in the “Deferred Income Taxes for Sempra Energy Consolidated” table. A valuation allowance is recorded when, based on more-likely-than-not criteria, negative evidence outweighs positive evidence with regard to our ability to realize a deferred income tax asset in the future. Of the valuation allowances recorded to date, the negative evidence outweighs the positive evidence primarily due to cumulative pretax losses in various U.S. state and non-U.S. jurisdictions resulting in a deferred income tax asset related to NOLs, as discussed below, that we currently do not believe will be realized on a more-likely-than-not basis. At both Sempra Energy and SDG&E, deferred income taxes for variable interest entities are shown on a net basis. Therefore, valuation allowances of $48 million at December 31, 2014 and $60 million at December 31, 2013 related to variable interest entities are not reflected in the table above. Of Sempra Energy’s total valuation allowance of $39 million at December 31, 2014, $8 million is related to non-U.S. NOLs and $31 million to U.S. state NOLs. Of Sempra Energy’s total valuation allowance of $96 million at December 31, 2013, $12 million is related to non U.S. NOLs and $84 million to U.S. state NOLs. The total valuation allowance decreased in 2014 primarily due to release of a Louisiana valuation allowance against a deferred tax asset associated with Cameron LNG developments and expiration of the carryover periods of certain U.S. state and non-U.S. NOLs.

Sempra Energy’s U.S. subsidiaries had $4.9 billion of unused U.S. federal consolidated NOLs that will begin to expire in 2031, $182 million of unused U.S. federal consolidated general business tax credits that will begin to expire in 2032 and $52 million of unused foreign tax credits that expire in 2024. Included in the NOL amount is $266 million of excess tax deductions related to employee stock expense for which a benefit will be recorded to additional paid in capital when realized. When assessing whether a tax benefit relating to employee stock expense has been realized, we follow the tax law ordering method, under which current year share-based compensation deductions are assumed to be utilized before net operating loss carryforwards and other tax attributes. We have recorded deferred income tax benefits on these NOLs, and tax credits, in total, because we currently believe they will be realized on a more-likely-than-not basis.

At December 31, 2014, SDG&E had $867 million of unused U.S. federal NOL which expires in 2032 and $12 million of unused U.S. federal general business tax credits which begin to expire in 2031. At December 31, 2014, SoCalGas had $210 million of unused U.S. federal NOLs which begin to expire in 2032 and $11 million of unused U.S. federal general business tax credits which begin to expire in 2031. We have recorded deferred income tax benefits on these NOLs and tax credits, in total, because we currently believe they will be realized on a more-likely-than-not basis.

Sempra Energy’s U.S. subsidiaries had $2.7 billion of unused U.S. state NOLs, primarily in Alabama, California, Connecticut, District of Columbia, Indiana, Kansas, Louisiana, Minnesota, Missouri, Mississippi, Nebraska and Pennsylvania. These U.S. state NOLs expire between 2015 and 2034. We have not recorded deferred income tax benefits on a portion of Sempra Energy’s total U.S. state NOLs because we currently believe they will not be realized on a more-likely-than-not basis, as discussed above. Sempra Natural Gas and its project partners are currently developing a natural gas liquefaction export facility at the Cameron LNG terminal in Louisiana. In 2014 we released $25 million of a Louisiana valuation allowance against a deferred tax asset associated with Cameron LNG developments. Sempra Energy’s U.S. subsidiaries also had $31 million of unused U.S. state general business tax credits that begin to expire in 2016. We have recorded deferred income tax benefits on these tax credits, in total, because we currently believe they will be realized on a more-likely-than-not basis.

At December 31, 2014, Sempra Energy’s non-U.S. subsidiaries had $312 million of unused NOLs available to utilize in the future to reduce Sempra Energy’s future non-U.S. income tax expense related to our companies in Mexico and the Netherlands. The carryforward periods for our non-U.S. unused NOLs expire between 2015 and 2024. We have not recorded deferred income tax benefits on a portion of Sempra Energy’s total non-U.S. NOLs because we currently believe they will not be realized on a more-likely-than-not basis, as discussed above.

At December 31, 2014, Sempra Energy had not recognized a U.S. deferred income tax liability related to a $3.6 billion basis difference between its financial statement and income tax investment amount in its non-U.S. subsidiaries and non-U.S. corporate joint ventures. This basis difference consists of $3.6 billion of cumulative undistributed earnings that we expect to reinvest indefinitely outside of the U.S. These cumulative undistributed earnings have previously been reinvested or will be reinvested in active non-U.S. operations, thus we do not intend to use these earnings as a source of funding for U.S. operations. It is not practical to determine the hypothetical unrecognized amount of U.S. deferred income taxes that might be payable if the cumulative undistributed earnings were eventually distributed or the investments were sold.

Following is a summary of unrecognized income tax benefits:

SUMMARY OF UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
Sempra Energy Consolidated:
Total	$117	$90	$82
Of the total, amounts related to tax positions that,
if recognized in future years, would
decrease the effective tax rate	$(114)	$(86)	$(81)
increase the effective tax rate	21	19	16
SDG&E:
Total	$14	$17	$12
Of the total, amounts related to tax positions that,
if recognized in future years, would
decrease the effective tax rate	$(11)	$(14)	$(12)
increase the effective tax rate	6	11	12
SoCalGas:
Total	$19	$13	$5
Of the total, amounts related to tax positions that,
if recognized in future years, would
decrease the effective tax rate	$(19)	$(13)	$(5)
increase the effective tax rate	15	8	4

Following is a reconciliation of the changes in unrecognized income tax benefits for the years ended December 31:

RECONCILIATION OF UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	2014	2013	2012
Sempra Energy Consolidated:
Balance as of January 1	$90	$82		$72
Increase in prior period tax positions	37	26		2
Decrease in prior period tax positions	―	(24)		(1)
Increase in current period tax positions	5	7		10
Settlements with taxing authorities	(15)	(1)		(1)
Balance as of December 31	$117	$90		$82
SDG&E:
Balance as of January 1	$17	$12		$7
Increase in prior period tax positions	2	7		1
Decrease in prior period tax positions	―	(4)		―
Increase in current period tax positions	―	2		4
Settlements with taxing authorities	(5)	―		―
Balance as of December 31	$14	$17		$12
SoCalGas:
Balance as of January 1	$13	$5	$	―
Increase in prior period tax positions	2	4		―
Increase in current period tax positions	4	5		5
Settlements with taxing authorities	―	(1)		―
Balance as of December 31	$19	$13		$5

It is reasonably possible that within the next 12 months, unrecognized income tax benefits could decrease due to the following:

POSSIBLE DECREASES IN UNRECOGNIZED INCOME TAX BENEFITS WITHIN 12 MONTHS
(Dollars in millions)
	At December 31,
	2014		2013	2012
Sempra Energy Consolidated:
Expiration of statutes of limitations on tax assessments	$	―	$(7)	$(7)
Potential resolution of audit issues with various
U.S. federal, state and local and non-U.S. taxing authorities		(61)	(63)	(10)
		$(61)	$(70)	$(17)
SDG&E:
Potential resolution of audit issues with various
U.S. federal, state and local and non-U.S. taxing authorities		$(9)	$(14)	$(5)
SoCalGas:
Potential resolution of audit issues with various
U.S. federal, state and local and non-U.S. taxing authorities		$(15)	$(11)	$(4)

Amounts accrued for interest and penalties associated with unrecognized income tax benefits are included in income tax expense on the Consolidated Statements of Operations. We summarize the amounts accrued at December 31 on the Consolidated Balance Sheets for interest and penalties associated with unrecognized income tax benefits and the related expense in the table below

INTEREST AND PENALTIES ASSOCIATED WITH UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	Interest and penalties						Accrued interest and penalties
	Years ended December 31,						December 31,
	2014		2013		2012		2014		2013
Sempra Energy Consolidated:
Interest (income) expense		$(4)		$1	$	―	$	―		$4
Penalties		(3)		―		―		―		3
SDG&E:
Interest (income) expense		$(1)	$	―	$	―	$	―		$1
SoCalGas:
Interest income	$	―		$(1)	$	―	$	―	$	―

Penalties accrued and expensed at SDG&E and SoCalGas in all periods presented were zero or negligible.

INCOME TAX AUDITS

Sempra Energy is subject to U.S. federal income tax as well as to income tax of multiple state and non-U.S. jurisdictions. We remain subject to examination for U.S. federal tax years after 2010. We are subject to examination by major state tax jurisdictions for tax years after 2008. Certain major non-U.S. income tax returns for tax years 2008 through the present are open to examination.

In addition, we intend to file federal refund claims for the 2009 and 2010 tax years during the first half of 2015; however, no additional tax may be assessed by the Internal Revenue Service for pre-2011 tax years. We have also filed state refund claims for tax years back to 1998. The pre-2009 tax years for our major state tax jurisdictions are closed to new issues; therefore, no additional tax may be assessed by the taxing authorities for these tax years.

SDG&E and SoCalGas are subject to U.S. federal income tax as well as income tax of state jurisdictions. They remain subject to examination for U.S. federal tax years after 2010 and by major state tax jurisdictions for tax years after 2008.